Exhibit 99.1

Hyzon Motors Announces Second Quarter 2021 Financial Results

First Half and Second Quarter 2021 Highlights

•	Appointed Parker Meeks, former McKinsey Partner, as Chief Strategy Officer

•	Appointed Shinichi Hirano, formerly with Ford Motor Company and with over 30 years of experience in automotive fuel cell technology, as Chief Engineer

Recent Business Highlights

•	Delivered the first Hyzon fuel cell electric trucks in July 2021 to customers in Europe

•	In the fourth quarter, Total Transportation Services, Inc. (TTSI) to trial a Hyzon Class 8 fuel cell electric truck in California, a first in the U.S.

•	Hyzon expanded its orders and non-binding memoranda of understanding from $40 million to $83 million, with additional customer uptake in Europe and Australia

•	First Hyzon fuel cell electric truck driven in America in Rochester, NY; Hyzon Class 8 truck planned to be at the Advanced Clean Technology (ACT) Expo at the end of August 2021

•	Invested $2.5 million in Raven SR, secured negative carbon-score hydrogen supply option from 250 hubs

•	Manufacturing equipment to be received for United States production facilities in New York and Illinois

•	$517 million cash on hand as of August 10, 2021 to deploy as Hyzon’s operations scale up

•	Hyzon fuel cell electric vehicles are now on the road today https://hyzonmotors.com/on-the-roads-of-rochester [hyzonmotors.com]

ROCHESTER, NY, August 11, 2021 – Hyzon Motors Inc. (NASDAQ: HYZN) (“Hyzon” or the “Company”), a leading global supplier of zero-emission fuel cell electric heavy vehicles, today announced second quarter 2021 financial results.

“During the second quarter we achieved significant milestones for Hyzon. We advanced our business objectives, expanded our partnerships, grew our world-class team, and increased the number of contracted customers to further our efforts in the global adoption of hydrogen in commercial transport,” said Craig Knight, Chief Executive Officer of Hyzon. “Shortly after the close of the second quarter, we completed our business combination and we currently have over $500 million of cash on the balance sheet as a result, which we expect to help accelerate our growth, meet customer demands, and enable us to expand our teams and operations globally.”

Following the close of the second quarter, Hyzon Motors USA Inc. (f/k/a Hyzon Motors Inc.) successfully completed its planned business combination with Decarbonization Plus Acquisition Corporation (“DCRB”) on July 16, 2021. With 94.8% of the shares of DCRB having voted in favor of the business combination, and only 7.4% of common shares electing to redeem shares for cash, the combination resulted in a primary capital raise of $559 million for Hyzon, before transaction expenses. “This remarkable achievement of closing our transaction with such overwhelming support from DCRB shareholders was both a validation of our strategy and an investment in our future,” continued Mr. Knight.

Between announcing and closing the business combination, Hyzon executed a number of memoranda of understanding (MOUs) and purchase orders with a growing roster of global industrial, commercial and transportation counterparties, including: Superior Pak (Australia/New Zealand), Coregas, subsidiary of Wesfarmers (Australia), FrieslandCampina (The Netherlands), TotalEnergies (France), MPREIS (Austria), John G Russell (United Kingdom), ARK Energy, subsidiary of Sun Metals (Australia), Chart Industries (North America), Fortescue Metals Group (Australia), Sojitz Machinery Corporation of America (North America), JuVe Automotion (Europe), and NEOM (Middle East / North Africa). The Company also advanced its pipeline with numerous municipalities across the globe, strengthened alliances with industry leaders in the hydrogen ecosystem, and announced a number of technical milestones that are rapidly advancing total cost of ownership (TCO) parity and performance superiority for Hyzon’s products more quickly than originally envisioned.

“Hyzon’s strategy remains firmly rooted as a business built around a defined and already commercialized technology that is the product of years of investment with customer uptake that is both global in reach and accelerating in pace. Our sales pipeline is proof that the world is truly recognizing the need to seek out immediate solutions to mitigate climate change, thereby accelerating efforts to move the world economy down the path to net-zero emissions. We are the company providing hydrogen solutions today for commercial, heavy-duty, high-utilization transportation use cases, and we could not be more excited as the opportunity set for our offerings grows daily. Particularly following the recent IPCC Sixth Assessment and escalating investor attention to ESG focused opportunities, the backdrop for Hyzon’s business has never been stronger.” concluded Mr. Knight.

Second Quarter 2021 Financial Results

For the second quarter ending June 30, 2021, the Company reported total operating expenses of $9.3 million and a net loss attributable to Hyzon of $9.4 million, resulting in a net loss of $0.10 per share. Second quarter operating expenses were comprised of $3.5 million in research and development and $5.8 million in selling, general and administrative expenses, as the Company prioritized cost control, with the business combination closing later than originally expected. For the prior year second quarter ending June 30, 2020 the Company reported a net loss attributable to Hyzon of $0.2 million, resulting in a net loss of $0.00 per share.

For the six months ended June 30, 2021, the Company reported total operating expenses of $13.0 million and a net loss attributable to Hyzon of $17.6 million resulting in a net loss of $0.19 per share. Year-to-date operating expenses were comprised of $4.1 million in research and development and $8.9 million in selling, general and administrative expenses. For the prior year period January 21, 2020 (Inception) through June 30, 2020, the Company reported a net loss attributable to Hyzon of $0.3 million, resulting in a net loss of $0.00 per share.

The Company also reported negative EBITDA of $9.1 million and $12.9 million for the three and six months ended June 30, 2021, respectively.

EBITDA is a non-GAAP financial measure which is defined and reconciled to its comparable GAAP measure later in this press release.

Balance Sheet and Capital

On July 16, 2021, Hyzon Motors USA Inc. (f/k/a Hyzon Motors Inc.) completed its business combination with DCRB. Commencing at the open of trading on July 19, 2021, Hyzon’s Class A common stock and Hyzon’s warrants began trading on Nasdaq under the symbols “HYZN” and “HYZNW,” respectively. The Company received $506.2 million in cash, net of transaction costs and redemptions on July 16, 2021 as a result of the business combination.

The Company had 93,825,000 shares of common stock outstanding as of June 30, 2021. Upon completion of the business combination, shares of common stock outstanding increased to 246,994,208.

2021 Outlook

•	Hyzon reaffirms 2021 sales outlook, including 85 vehicles to be shipped worldwide

•	First vehicle revenues forecast to occur in Q3 2021

•	The first U.S.-assembled Hyzon trucks expected to commence trials with US customers before the end of 2021

•	Domestic U.S. production facilities are currently being set up in both Rochester, NY and Chicago, IL; anticipated start-up dates in Q2 2022 and Q4 2021, respectively.

Conference Call Information

The Hyzon management team will host a conference call to discuss its second quarter 2021 financial results on Wednesday, August 11, 2021 at 8:00 a.m. Eastern Time. The call can be accessed via a live webcast accessible on the Events & Presentations page in the Investor Relations section of Hyzon’s website at www.hyzonmotors.com. An archive of the webcast will be available for a period of time shortly after the call on the Investor Relations section of Hyzon’s website as well.

About Hyzon Motors Inc.

Headquartered in Rochester, N.Y., with U.S. operations in the Chicago and Detroit areas, and international operations in the Netherlands, Singapore, Australia, Germany, and China, Hyzon is a leader in fuel cell electric mobility with an exclusive focus on the commercial vehicle market, and a near-term focus on back to base (captive fleet) operations. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty trucks and buses to customers in North America, Europe and around the world to mitigate emissions from diesel transportation, which is one of the single largest sources of carbon emissions globally. The Company is contributing to the escalating adoption of fuel cell electric vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

Use of Non-GAAP Financial Information

To supplement its condensed consolidated balance sheet and statement of operations and comprehensive loss, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Hyzon Motors Inc. reports EBITDA and Adjusted EBITDA which are non-GAAP financial measures. EBITDA is determined by taking net income and adding interest, depreciation and amortization. Adjusted EBITDA is determined by taking EBITDA and adding non-cash stock-based compensation expense and other special items determined by management. We believe that these non-GAAP measures, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. EBITDA and Adjusted EBITDA has been reconciled to the nearest GAAP measure in the tables within-this press release.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements, including statements about our 2021 outlook, are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward -looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Hyzon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the “Risk Factors” section of Hyzon’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 21, 2021, our Registration Statement on Form S-1 filed with the SEC on July 30, 2021, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations.

HYZON MOTORS INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share amounts)

	June 30, 2021	December 31, 2020
ASSETS
Current assets
Cash	$32,374	$17,139
Accounts receivable	1,150	—
Related party receivable	887	—
Inventory	1,053	—
Prepaid expenses and other current assets	11,734	848

Total current assets	47,198	17,987
Property, plant, and equipment, net	6,928	418
Right-of-use assets	2,543	1,656
Deferred merger transaction costs	4,003	732
Restricted cash and other assets	1,148	212

Total Assets	$61,820	$21,005

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$1,054	$215
Accrued professional fees and other current liabilities	6,305	1,062
Related party payables	548	560
Horizon IP agreement payable	10,000	—
Contract liabilities	3,845	2,608
Current portion of lease liabilities	672	618

Total current liabilities	22,424	5,063

Long term liabilities
Lease liabilities, net of current portion	2,153	1,181
Convertible debt, net	49,643	—

Total liabilities	$74,220	$6,244

Stockholders’ Equity (Deficit)
Common stock, $0.001 par value; 150,000,000 shares authorized, 93,825,000 and 93,750,000 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively.	94	94
Additional paid-in capital	20,051	29,045
Accumulated deficit	(31,839)	(14,271)
Accumulated other comprehensive loss	(95)	(16)

Total Hyzon Motors Inc. stockholders’ equity (deficit)	(11,789)	14,852
Noncontrolling interest	(611)	(91)

Total Stockholders’ Equity (Deficit)	(12,400)	14,761

Total Liabilities and Stockholders’ Equity (Deficit)	$61,820	$21,005

HYZON MOTORS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (UNAUDITED)

(in thousands, except share and per share amounts)

Three Months Ended

June 30,

	2021	2020	Six Months Ended June 30, 2021	For the period January 21, 2020 (Inception) - June 30, 2020
Operating expense:
Research and development	3,473	13	4,099	59
Selling, general and administrative	5,800	155	8,946	234

Total operating expenses	$9,273	$168	$13,045	$293

Loss from operations	(9,273)	(168)	(13,045)	(293)

Other income (expense):
Foreign currency exchange loss and other expense	(32)	—	(59)
Interest income	42	—	44
Interest expense	(449)	(4)	(5,039)	(5)

Total other expense	(439)	(4)	(5,054)	(5)

Net loss	$(9,712)	$(172)	$(18,099)	$(298)
Net loss attributable to noncontrolling interest	(289)	—	(531)	—

Net loss attributable to Hyzon	(9,423)	(172)	(17,568)	(298)

Comprehensive loss:
Net loss	$(9,712)	$(172)	$(18,099)	$(298)
Foreign currency translation adjustment	(55)	—	(86)	—

Comprehensive loss	$(9,767)	$(172)	$(18,185)	$(298)

Comprehensive loss attributable to noncontrolling interest	(287)	—	(520)	—

Comprehensive loss attributable to Hyzon	$(9,480)	$(172)	$(17,665)	$(298)

Net loss per share attributable to Hyzon:
Basic and diluted	$(0.10)	$(0.00)	$(0.19)	$(0.00)

Weighted average common shares outstanding:
Basic and diluted	93,819,835	83,750,000	93,806,549	83,750,000

The following table reconciles net loss to EBITDA and Adjusted EBITDA for the periods from April 1, 2021 through June 30, 2021; April 1, 2020 through June 30, 2020; January 1, 2021 through June 30, 2021; and January 21, 2020 (date of inception) through June 30, 2020:

	For the period April 1, 2021 through June 30, 2021	For the period April 1, 2020 through June 30, 2020
Net Loss	($9,712)	($172)
Interest (income) expense, net	$407	$4
Income tax expense (benefit)	$0	$0
Depreciation and amortization	$165	$0

EBITDA	($9,140)	($168)
Stock based compensation	$580	$0

Adjusted EBITDA	($8,560)	($168)

	For the period January 1, 2021 through June 30, 2021	For the period January 21, 2020 (inception) through June 30, 2020
Net Loss	($18,099)	($298)
Interest (income) expense, net	$4,995	$5
Income tax expense (benefit)	$0	$0
Depreciation and amortization	$221	$0

EBITDA	($12,883)	($293)
Stock based compensation	$877	$0

Adjusted EBITDA	($12,006)	($293)

Investor Contact:

Darla Rivera

Hyzon Motors Inc

IR@HyzonMotors.com

Media Contact:

Caroline Curran

Hill+Knowlton Strategies

+1 256-653-5811

caroline.curran@hkstrategies.com